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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 4, 2019

CYRUSONE INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35789	46-0691837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Cedar Springs Road, Suite 900,

Dallas, TX 75201

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 350-0060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CONE	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Indenture

On December 5, 2019, CyrusOne LP, a Maryland limited partnership (the “Operating Partnership”) and a wholly owned subsidiary of CyrusOne Inc., a Maryland corporation (the “Company”), and CyrusOne Finance Corp., a Maryland corporation and a wholly owned subsidiary of the Operating Partnership (together with the Operating Partnership, the “Issuers”) closed their previously announced offering of $600 million aggregate principal amount of 2.900% Senior Notes due 2024 (the “2024 Notes”) and $600 million aggregate principal amount of 3.450% Senior Notes due 2029 (the “2029 Notes” and, together with the 2024 Notes, the “Notes”).

The Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-231203), as supplemented by the prospectus supplement dated November 20, 2019, filed with the Securities and Exchange Commission under the Securities Act.

The Notes were issued pursuant to an indenture, dated as of December 5, 2019 (the “Base Indenture”), among the Issuers and Wells Fargo Bank, N.A., as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of December 5, 2019, related to the 2024 Notes (the “First Supplemental Indenture”) among the Issuers, the Company, as guarantor, and the Trustee and as further supplemented by the Second Supplemental Indenture, dated as of December 5, 2019, related to the 2029 Notes (the “Second Supplemental Indenture” and, together with the First Supplemental Indenture and the Base Indenture, the “Indenture”), among the Issuers, the Company, as guarantor, and the Trustee.

The Company is filing the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3 to this report, respectively. The Issuers used the net proceeds from the offering (i) to finance their repurchase of approximately (a) $570,611,000 aggregate principal amount of their outstanding 5.000% Senior Notes due 2024 (the “Existing 2024 Notes”), of which $700,000,000 in aggregate principal amount had been outstanding and (b) $432,033,000 aggregate principal amount of their outstanding 5.375% Senior Notes due 2027 (the “Existing 2027 Notes” and, together with the Existing 2024 Notes, the “Existing Notes”), of which $500,000,000 in aggregate principal amount had been outstanding, by means of two separate, previously announced cash tender offers commenced in connection with the offering (the “Tender Offers”), including the payment of consent payments in connection with soliciting consents to certain proposed amendments to the respective indentures governing each series of Existing Notes (the “Consent Solicitations”), (ii) for the redemption and discharge of Existing Notes that remained outstanding after the completion of the Tender Offers and Consent Solicitations, (iii) for the payment of related premiums, fees, discounts and expenses, and (iv) for general corporate purposes.

The Notes are unsecured senior obligations of the Issuers, which rank equally in right of payment with all of the Issuers’ existing and future unsecured senior debt and senior in right of payment to all of the Issuers’ future subordinated debt, if any. The Notes will be effectively subordinated to any of the Issuers’ future secured debt, if any, to the extent of the value of the assets securing such debt. The Notes will be guaranteed on a senior unsecured basis by CyrusOne Inc., the sole beneficial owner and sole trustee of CyrusOne GP, which is the sole general partner of CyrusOne LP. The guarantees will rank equally in right of payment with all of CyrusOne Inc.'s existing and future unsecured senior debt and senior in right of payment to all of CyrusOne Inc.'s future subordinated debt, if any. The guarantees will be effectively subordinated to any of CyrusOne Inc.'s future secured debt to the extent of the value of the assets securing such debt. In addition, the Notes will be structurally subordinated to the liabilities of any subsidiaries of CyrusOne LP (other than CyrusOne Finance Corp.). The guarantees will be structurally subordinated to the liabilities of any subsidiaries of CyrusOne Inc. (other than the Issuers).

The 2024 Notes will bear interest at a rate of 2.900% per annum, payable semi-annually on May 15 and November 15 of each year, beginning on May 15, 2020, to persons who are registered holders of the 2024 Notes on the immediately preceding May 1 and November 1, respectively. The 2029 Notes will bear interest at a rate of 3.450% per annum, payable semi-annually on May 15 and November 15 of each year, beginning on May 15, 2020, to persons who are registered holders of the 2029 Notes on the immediately preceding May 1 and November 1, respectively.

The Indenture limits the ability of CyrusOne LP and its subsidiaries to incur secured or unsecured indebtedness and to merge, consolidate or transfer all or substantially all of their assets, in each case subject to certain qualifications set forth in the Indenture. The Indenture also requires CyrusOne LP and its subsidiaries to maintain total unencumbered assets of at least 150% of their unsecured indebtedness on a consolidated basis.

The 2024 Notes will mature on November 15, 2024. However, prior to October 15, 2024, the Issuers may redeem some or all of the 2024 Notes at a price equal to 100% of their principal amount plus a “make-whole” premium. In addition, the Issuers may redeem some or all of the 2024 Notes on or after October 15, 2024, at a redemption price equal to 100% of the aggregate principal amount of the 2024 Notes. The 2029 Notes will mature on November 15, 2029. Prior to August 15, 2029, the Issuers may redeem some or all of the 2029 Notes at a price equal to 100% of their principal amount plus a “make-whole” premium. In addition, the Issuers may redeem some or all of the 2029 Notes on or after August 15, 2029, at a redemption price equal to 100% of the aggregate principal amount of the 2029 Notes. In each case, the Issuers must also pay accrued and unpaid interest, if any, to the redemption date.

The above description of the Indenture does not purport to be a complete statement of the parties’ rights and obligations under the Indenture and is qualified in its entirety by reference to the terms of the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, copies of which are attached hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and which are incorporated herein by reference.

Third Supplemental Indentures

On December 5, 2019, the Issuers successfully completed the Consent Solicitations in respect of certain proposed amendments to the indentures governing each series of Existing Notes, each dated as of March 17, 2017, as supplemented by the First Supplemental Indenture, dated as of October 2, 2018, and as further supplemented by the Second Supplemental Indenture, dated as of October 30, 2019, among the Issuers, the guarantors party thereto and the Trustee (the “Existing Notes Indentures”). On December 5, 2019, the Issuers entered into the Third Supplemental Indentures to each of the Existing Notes Indentures, among the Issuers, the guarantors party thereto and the Trustee (the “Third Supplemental Indentures”), to amend each Existing Notes Indenture. The Third Supplemental Indentures reduced the notice requirements for optional redemption of each series of Existing Notes from 30 days to 3 business days, eliminated substantially all of the restrictive covenants and certain events of default and eliminated or modified certain other provisions contained in each Existing Notes Indenture.

The above description of the Third Supplemental Indentures does not purport to be a complete statement of the parties’ rights and obligations under the Third Supplemental Indentures and is qualified in its entirety by reference to the terms of each Third Supplemental Indenture, a copy of each of which is attached hereto as Exhibit 4.4 and Exhibit 4.5, respectively, and incorporated herein by reference.

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

ITEM 8.01 - OTHER EVENTS

Tender Offers

On December 4, 2019, the Issuers announced the early tender results of the Tender Offers. As of 5:00 p.m., New York City time, on December 4, 2019 (the “Consent Payment Deadline”), approximately $570,611,000 aggregate principal amount of the outstanding Existing 2024 Notes (representing approximately 81.52% of the outstanding Existing 2024 Notes) and approximately $432,033,000 aggregate principal amount of the outstanding Existing 2027 Notes (representing approximately 86.41% of the outstanding Existing 2027 Notes) had been tendered along with related consents.

A copy of the press release announcing the early tender results is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On December 5, 2019, the Issuers accepted for purchase approximately $570,611,000 aggregate principal amount of their Existing 2024 Notes and approximately $432,033,000 aggregate principal amount of their Existing 2027 Notes tendered in connection with the Tender Offers. The Existing Notes accepted for payment were all tendered on or prior to the Consent Payment Deadline, subject to the terms of the Tender Offers. Holders who validly tendered their Existing 2024 Notes on or before the Consent Payment Deadline and whose Existing 2024 Notes were accepted for purchase received total consideration of $1,032.74 per $1,000 principal amount of Existing 2024 Notes, including a consent payment equal to $30.00 per $1,000 principal amount of Existing 2024 Notes, subject to the terms and conditions of the Tender Offers. Holders who validly tendered their Existing 2027 Notes on or before the Consent Payment Deadline and whose Existing 2027 Notes were accepted for purchase received total consideration of $1,098.33 per $1,000 principal amount of Existing 2027 Notes, including a consent payment equal to $30.00 per $1,000 principal amount of Existing 2027 Notes, subject to the terms and conditions of the Tender Offers.

A copy of the press release announcing the acceptance of the Existing Notes for purchase is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Redemption and Satisfaction and Discharge of Existing Notes

On December 5, 2019, the Issuers delivered notices to the Trustee under each Existing Notes Indenture, notifying the Trustee of their election to redeem (the “Existing Notes Redemption”) on December 10, 2019 (the “Existing Notes Redemption Date”) all of the Existing 2024 Notes and all of the Existing 2027 Notes that remain outstanding following the consummation of the Tender Offers.

Prior to the Existing Notes Redemption Date, the Issuers will deliver and irrevocably deposit funds with the Trustee in connection with the satisfaction and discharge of the Issuers’ obligations under each Existing Notes Indenture (the “Discharge”). The Issuers have instructed the Trustee to provide notice of the Existing Notes Redemption and the Discharge to holders of each series of Existing Notes. The Existing Notes Redemption and the Discharge will be made pursuant to the terms of each Existing Notes Indenture.

This report does not constitute notice of redemption under the optional redemption provisions of the Existing Notes Indentures nor does it constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. In addition, this report is neither an offer to purchase, nor the solicitation of an offer to sell, any securities, including the Existing Notes.

In connection with the offering of the Notes, the Company is filing the legal opinions relating to the offering as Exhibit 5.1 and Exhibit 5.2 to this report.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of December 5, 2019, by and among CyrusOne LP and CyrusOne Finance Corp., as issuers, and Wells Fargo Bank, N.A., as trustee.
4.2	First Supplemental Indenture, dated as of December 5, 2019, by and among CyrusOne LP and CyrusOne Finance Corp., as issuers, CyrusOne Inc., as guarantor and Wells Fargo Bank, N.A., as trustee, relating to the 2.900% Senior Notes due 2024.
4.3	Second Supplemental Indenture, dated as of December 5, 2019, by and among CyrusOne LP and CyrusOne Finance Corp., as issuers, CyrusOne Inc., as guarantor and Wells Fargo Bank, N.A., as trustee, relating to the 3.450% Senior Notes due 2029.
4.4	Third Supplemental Indenture, dated as of December 5, 2019, by and among CyrusOne LP and CyrusOne Finance Corp., as issuers, the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, relating to the 5.000% Senior Notes due 2024.
4.5	Third Supplemental Indenture, dated as of December 5, 2019, by and among CyrusOne LP and CyrusOne Finance Corp., as issuers, the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, relating to the 5.375% Senior Notes due 2027.
4.6	Form of 2.900% Senior Note due 2024 (included in Exhibit 4.2).
4.7	Form of 3.450% Senior Note due 2029 (included in Exhibit 4.3).
5.1	Opinion of Cravath, Swaine & Moore LLP.
5.2	Opinion of Venable LLP.
23.1	Consent of Cravath, Swaine & Moore LLP (included as part of Exhibit 5.1).
23.2	Consent of Venable LLP (included as part of Exhibit 5.2).
99.1	Press Release Announcing Early Results of Tender Offer.
99.2	Press Release Announcing the Acceptance of the Existing Notes for Purchase.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.

Date: December 5, 2019	By:	/s/ Robert M. Jackson
Robert M. Jackson
Executive Vice President, General Counsel and Secretary